UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2016, W. R. Berkley Corporation (the “Company”) agreed to sell $100 million aggregate principal amount of its 5.900% Subordinated Debentures due 2056 (the “Securities”). The Securities were offered pursuant to the Prospectus Supplement dated February 23, 2016 (the “Prospectus Supplement”) to the Prospectus dated November 20, 2014, filed as part of the Registration Statement on Form S-3 (No. 333-200392) that became effective when filed with the Securities and Exchange Commission on November 20, 2014. The offering is expected to close on March 1, 2016, subject to customary closing conditions. In addition, the Company has granted the underwriters an option, exercisable for 30 days from the date of the Prospectus Supplement, to purchase up to an additional $15 million aggregate principal amount of the Securities solely to cover overallotments, if any.

On February 23, 2016, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, with respect to the offer and sale of the Securities. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

On February 24, 2016, Willkie Farr & Gallagher LLP, tax counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 8.1 and 23.1, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Securities.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into the Registration Statement (No. 333-200392) filed by the Company.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of February 23, 2016, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Executive Vice President and Chief Financial Officer

Date: February 24, 2016

EXHIBIT INDEX

Exhibit:

1.1	Underwriting Agreement, dated as of February 23, 2016, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1).